UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
 (Amendment No.               )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FMI Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

FMI FUNDS, INC.

100 East Wisconsin Avenue, Suite 2200
 Milwaukee, WI  53202

July 11, 2016

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of shareholders of the FMI Common Stock Fund, the FMI Large Cap Fund and the FMI International Fund (the “Funds”) to be held at 10:00 a.m. (Central Time), Thursday, August 18, 2016, at the offices of FMI Funds, Inc. (the “Corporation”) located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202.  At this meeting, shareholders of the FMI Common Stock Fund, the FMI Large Cap Fund and the FMI International Fund are being asked to elect nine directors to the Board of Directors of the Corporation (the “Board”).

The Board recommends that all shareholders vote to elect the nine nominees to the Board.

The question and answer section of the accompanying Proxy Statement briefly discusses the director nominees, while the Proxy Statement itself provides greater detail about the director nominees.  Please review and consider the matter carefully.

Whether or not you plan to attend the special meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided.  You also may vote by toll‑free telephone or by Internet according to the instructions noted on the enclosed proxy card.

Thank you for investing in the Funds and for your continuing support.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner
 President

FMI FUNDS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders of the FMI Common Stock Fund, the FMI Large Cap Fund and the FMI International Fund (the “Funds”), each a series of FMI Funds, Inc., a Maryland corporation (the “Corporation”), will be held on Thursday, August 18, 2016, at 10:00 a.m. (Central Time) at the offices of the Corporation located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

The meeting is being held to consider and vote on a proposal to elect nine directors to the Corporation’s Board of Directors (the “Board”).

The Board recommends that shareholders of the FMI Common Stock Fund, the FMI Large Cap Fund and the FMI International Fund elect the nine nominees to the Board.

Only shareholders of record at the close of business on June 30, 2016, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting and at any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the
 Shareholder Meeting To Be Held on August 18, 2016:

The Proxy Statement and a copy of the Funds’ most recent annual and semi-annual reports to shareholders are available online at the following address:

www.fiduciarymgt.com/fmifunds/2016proxy_specialmeeting
_________________________________________________

Your Vote is Important.
Please return your proxy card promptly or vote by toll-free telephone or via the Internet in accordance with the instructions on the enclosed proxy card.

We urge you to submit your proxy as soon as possible.  You can do this in one of three ways by:  (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll‑free telephone number or (3) using the Internet.  If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct them to vote your shares.  Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses associated with further solicitation.

By Order of the Board of Directors,

/s/John S. Brandser

John S. Brandser
 Secretary

Milwaukee, Wisconsin
July 11, 2016

Questions and Answers

We encourage you to read the full text of the enclosed Proxy Statement, but, for your convenience, we have provided a brief overview of the proposals.

Q.	Why am I receiving this Proxy Statement?

A.	The shareholders of all of the series of FMI Funds, Inc., the FMI Common Stock Fund, the FMI Large Cap Fund and the FMI International Fund (the “Funds”), are being asked to elect nine directors to the Board of Directors of FMI Funds, Inc. (the “Board”).

Q.	How does the Board recommend that I vote?

A.	After careful consideration, the Board, the majority of whom are not “interested persons” of FMI Funds, Inc. as defined in the Investment Company Act of 1940, recommends that you vote FOR each of the nominees.

Q.	How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the proxy card:

•	By mail, using the enclosed proxy card and return envelope;
•	By telephone, using the toll-free number on your proxy card;
•	Through the Internet, using the website address on your proxy card; or
•	In person at the shareholder meeting.
If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, your broker, nominee, fiduciary or other custodian will send you a full meeting package including a voting instruction form to vote your shares.  Your broker, nominee, fiduciary or other custodian may permit you to vote by the Internet or by telephone.  You may not vote in person at the shareholder meeting unless you first obtain a proxy issued in your name from your broker, nominee, fiduciary or other custodian.

Q.	Who will bear the costs of soliciting proxies?

A.	The Funds will bear the cost of soliciting proxies to elect directors to the Board.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	Please call Fiduciary Management, Inc. at (414) 226-4545.

TABLE OF CONTENTS

Page

ELECTION OF DIRECTORS	4

OTHER MATTERS	14

OTHER INFORMATION	14

FUTURE MEETINGS; AND SHAREHOLDER PROPOSALS	17

FMI FUNDS, INC.

100 East Wisconsin Avenue, Suite 2200
 Milwaukee, WI 53202

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
 August 18, 2016

General.  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of FMI Funds, Inc. (the “Corporation”) with respect to the FMI Common Stock Fund, the FMI Large Cap Fund and the FMI International Fund (each a “Fund”, and, collectively, the “Funds”).

The special meeting of shareholders will be held at the principal offices of the Corporation located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, on Thursday, August 18, 2016, at 10:00 a.m. (Central Time) and at any adjourned or postponed session thereof, for the purposes set forth in the enclosed notice of special meeting of shareholders (“Notice”).  It is expected that the Notice, this Proxy Statement and the Proxy Card will be mailed to shareholders on or about July 11, 2016.

Record Date/Shareholders Entitled to Vote.  If you owned shares of the Funds as of the close of business on June 30, 2016 (the “Record Date”), then you are entitled to vote at the special meeting (or any adjournments or postponements thereof).  You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you owned on the Record Date.

ELECTION OF DIRECTORS

All shareholders of the FMI Common Stock Fund, the FMI Large Cap Fund and the FMI International Fund are being asked to elect nine nominees to constitute the Board.  At a meeting held on June 17, 2016, the Board, upon the recommendation of the non-interested directors of the Board, approved the director nominees listed in the table below.  All nominees have consented to being named in this proxy and to serve as directors upon their election, but if any of them should decline or be unable to act as a director, the persons named as proxies may vote in favor of such other person or persons as the Board may recommend.

If elected, each director will hold office until his or her successor is duly elected, or until the director’s death, resignation, retirement or removal.  If all of the nominees are elected, the Board will consist of three directors who are considered “interested persons” (as defined in the Investment Company Act of 1940) of the Funds and six directors who are not considered “interested persons” of the Funds.

Nominees for the Board. Each nominee for director of the Corporation is listed in the following table, together with information regarding his age and business experience during the past five years (information provided as of June 30, 2016).  As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors.  The Funds comprise a “Fund Complex,” as such term is defined in the Investment Company Act of 1940.

Name, Address and Age	Position(s), Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Interested Directors

John S. Brandser, (1) 54 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2013 (Indefinite term); Vice President since 2008 (One year term); Secretary since 2009 (One year term); 3 Portfolios.	Mr. Brandser is President, Secretary, Chief Operating Officer and Chief Compliance Officer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since March 1995.	FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc.

Patrick J. English, (1) 55 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 1997 (Indefinite term); Vice President since 1997 (One year term); 3 Portfolios.	Mr. English is Chief Executive Officer, Chief Investment Officer and Treasurer of Fiduciary Management, Inc. and has been employed by the Adviser in various capacities since December 1986.	FMI Common Stock Fund, Inc.

Ted D. Kellner, (1) 70 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 1996 (Indefinite term); President and Treasurer since 1996 (One year term for each office); 3 Portfolios.	Mr. Kellner is Executive Chairman of Fiduciary Management, Inc. which he co-founded in 1980.	Marshall & Ilsley Corporation (2000 to 2011) and FMI Common Stock Fund, Inc.
____________________
(1)
Messrs. Brandser, English, and Kellner are directors who are “interested persons” of the Corporation as that term is defined in the Investment Company Act of 1940 because they are officers of the Corporation and the Adviser.

Name, Address and Age	Position(s), Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Non-Interested Directors

Barry K. Allen, 67 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 1996 (Indefinite term); 3 Portfolios.
Mr. Allen is President of Allen Enterprises, LLC (Boca Grande, FL), a private equity investments and management company, and Operating Partner for Providence Equity Partners (Providence, RI) since September 2007.
BCE, Inc. (Bell Canada Enterprise), CDW Corp., Harley-Davidson, Inc., FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc.

Robert C. Arzbaecher, 56 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2007 (Indefinite term); 3 Portfolios.
Mr. Arzbaecher was President and Chief Executive Officer of Actuant Corporation (Menomonee Falls, WI) from August 2000 to January 2014 and from August 2015 until his retirement in March 2016.  Mr. Arzbaecher continues to serve as a director on Actuant’s Board of Directors.
Actuant Corporation, CF Industries Holdings, Inc., FMI Common Stock Fund, Inc., and FMI Mutual Funds, Inc.

Gordon H. Gunnlaugsson, 72 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 3 Portfolios.	Mr. Gunnlaugsson retired from Marshall & Ilsley Corporation (Milwaukee, WI) in December 2000.	FMI Common Stock Fund, Inc., FMI Mutual Funds, Inc. and Renaissance Learning, Inc.

Paul S. Shain, 53 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Director since 2001 (Indefinite term); 3 Portfolios.	Mr. Shain is President and Chief Executive Officer of Singlewire Software, LLC (Madison, WI), a provider of IP-based paging and emergency notification systems, since April 2009.	FMI Common Stock Fund, Inc. and FMI Mutual Funds, Inc.

Name, Address and Age	Position(s), Term of Office, Length of Time Served and Number of Portfolios in Fund Complex Overseen	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Non-Interested Directors

Robert J. Venable, 52 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Newly nominated (Indefinite term); 3 Portfolios.
Mr. Venable is President of Charter Steel (Milwaukee, WI), a producer of special bar quality wire rod, since July 2013.  From January 2000 to May 2013, Mr. Venable was a Managing Director of R.W. Baird, a middle market investment bank.
None

Lawrence J. Burnett, 58 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Newly nominated (Indefinite term); 3 Portfolios.	Mr. Burnett is a shareholder and employee of Reinhart Boerner Van Deuren s.c. (Milwaukee, WI), a law firm.	None

Name, Address and Age	Position(s), Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director During the Past 5 Years
Other Officers

Kathleen M. Lauters, 63 c/o Fiduciary Management, Inc. 100 E. Wisconsin Avenue Suite 2200 Milwaukee, WI 53202	Chief Compliance Officer since 2004 (at Discretion of Board).	Ms. Lauters has been the Funds’ Chief Compliance Officer since September 2004.	Not Applicable.

Board Committees

The Corporation’s Board of Directors has created an audit committee whose members consist of Messrs. Allen, Arzbaecher, Gunnlaugsson and Shain, all of whom are non-interested directors.  (Messrs. Venable and Burnett are newly nominated and have not previously served as directors of the Funds.)  The primary functions of the audit committee are to recommend to the Board the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the Funds’ auditors and financial records.  See below for a more detailed discussion of the audit committee’s responsibilities. The Board has no other committees.

The Corporation’s Board of Directors met four times during the fiscal year ended September 30, 2015, and all of the directors attended each of those meetings.  The audit committee met one time during the fiscal year ended September 30, 2015, and all of the members of the committee attended that meeting.

In overseeing the independent registered public accounting firm (the “Auditor”), the audit committee:

•	reviews the Auditor’s independence from the Funds and management, and from the Adviser;
•
reviews periodically the level of fees approved for payment to the Auditor and the pre-approved non-audit services it has provided to the Funds to ensure their compatibility with the Auditor’s independence;

•	reviews the Auditor’s performance, qualifications and quality control procedures;
•	reviews the scope of and overall plans for the annual audit;
•	reviews the Auditor’s performance, qualifications and quality control procedures;
•	consults with management and the Auditors with respect to the Funds’ processes for risk assessment and risk management;
•
reviews with management the scope and effectiveness of the Funds’ disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the company’s financial statements in connection with certifications made by the CEO and CFO; and

•	reviews significant legal developments and the Funds’ processes for monitoring compliance with law and compliance policies.

The audit committee also evaluates the effectiveness of the Auditor.  As part of this evaluation, in the audit committee’s meetings with representatives of the Auditor, the audit committee asks them to address, and discusses their responses to, questions that the audit committee believes are relevant to its oversight.  For example, these questions may include questions similar to the following:

•
Are there any significant accounting judgments or estimates made by management in preparing the financial statements that would have been made differently had the Auditor prepared and been responsible for the financial statements?

•
Based on the Auditor’s experience and its knowledge of the Funds, do the Funds’ financial statements fairly present to investors, with clarity and completeness, the Funds’ financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

•	Based on the Auditor’s experience and their knowledge of the Funds, have the Funds implemented internal controls that are appropriate for the Funds?
The audit committee is also responsible for determining each year whether to reappoint the Auditors as the Funds’ independent registered public accounting firm.  In making this determination, the audit committee takes into consideration a number of factors, including the following:

•	the length of time the Auditor has been engaged by the Funds as the independent registered public accounting firm;
•	the Auditor’s historical and recent performance on the audit;
•	an assessment of the professional qualifications and past performance of the lead audit partner and the Auditor;
•	the quality of the audit committee’s ongoing discussions with the Auditor;

•	an analysis of the Auditor’s known legal risks and significant proceedings;
•	external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on the Auditor and its peer firms; and
•	the Auditor’s independence.
Based on the audit committee’s evaluation, the audit committee then determines whether it believes that the Auditor is independent and that it is in the best interests of the Funds and their shareholders to retain the Auditor to serve as the independent registered public accounting firm.

Qualification of Directors

Patrick J. English and Ted D. Kellner have served as directors of the Corporation since 1997 and 1996, respectively, and Mr. Brandser has served as a director of the Corporation since 2013.  Mr. English’s and Mr. Brandser’s current experience and skills as portfolio managers of the Funds and Mr. Kellner’s prior experience as a portfolio manager of the Large Cap Fund and Common Stock Fund as well as their familiarity with the investment strategies utilized by the Adviser and with each Fund’s portfolio, led to the conclusion that they should serve as directors.

Barry K. Allen’s experience with regulated industries, most recently as president of a private equity investments and management company, has provided him with a solid understanding of regulated entities like the Corporation, enabling him to provide the Board of Directors with valuable input and oversight.

Robert C. Arzbaecher’s long experience as an employer and chief executive officer of a manufacturing company has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable member of the Board.

Gordon H. Gunnlaugsson has extensive experience in the financial industry that has provided him with a thorough knowledge of financial products and financial statements, making him a valuable member of the Board.

Paul S. Shain’s experience in the technology industry, most recently as the chief executive officer of an IP-based paging and emergency notification systems, has sharpened his financial and operational knowledge, and he brings these assets to the Board in a relatable, effective way.

Robert J. Venable’s experience serving on the investment committees of private equity funds, combined with his experience in senior leadership roles, has provided him with a good understanding of the investment process and experience considering and addressing challenges that companies experience.  This will allow him to serve as a resource in assessing the Funds’ compliance and adherence to their investment strategies and policies.  These experiences have also helped him hone his understanding of financial statements, which will be valuable for reviewing and assessing the Funds’ financial statements and results.

Lawrence J. Burnett has been a practicing lawyer since 1982, focusing on mergers and acquisitions and general business consultation.  As a lawyer, he has experience advising on strategic considerations, growing capital and addressing and resolving issues that confront businesses.  This will allow him to help the Funds address issues that arise, and his legal background will allow him to be a valuable resource in considering and addressing regulatory developments that confront the Funds.

The Funds believe that each of Messrs. Allen, Arzbaecher, Gunnlaugsson, Shain, Venable and Burnett will take a conservative and thoughtful approach to addressing issues facing the Funds.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Allen, Arzbaecher, Gunnlaugsson, Shain, Venable and Burnett should serve as a director.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the Funds.  The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Corporation and the Funds in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an audit committee to assist the Board in performing its oversight responsibilities.

The Corporation does not have a Chairman of the Board, nor does the Corporation have a lead non‑interested director.  The President of the Corporation is the presiding officer at all Board meetings and sets the agenda for the Board meetings, with input from the other directors and officers of the Corporation.  The Corporation has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Funds, the arrangements for the conduct of the Funds’ operations, the number of directors, and the Board’s responsibilities.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the audit committee, and officers of the Funds and service providers, the Board of Directors performs a risk oversight function for the Funds.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

As referenced above, the audit committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds’ chief compliance officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals.  As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Compensation

The Corporation’s standard method of compensating directors is to pay each director who is not an officer of the Corporation a fee of $5,500 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $3,500.

The following table sets forth the aggregate compensation paid by the Corporation to each of the directors of the Corporation for the fiscal year ended September 30, 2015 and total compensation paid by the Corporation and the Fund Complex to each of the directors of the Corporation for the fiscal year ended September 30, 2015.  Messrs. Venable and Burnett are newly nominated and have not previously served as directors of the Funds.

Name of Person	Aggregate Compensation from the Funds*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors
Interested Directors
John S. Brandser	$ 0	$ 0	$ 0	$ 0
Patrick J. English	$ 0	$ 0	$ 0	$ 0
Ted D. Kellner	$ 0	$ 0	$ 0	$ 0
Non-Interested Directors
Barry K. Allen	$25,500	$ 0	$ 0	$25,500
Robert C. Arzbaecher	$25,500	$ 0	$ 0	$25,500
Gordon H. Gunnlaugsson	$25,500	$ 0	$ 0	$25,500
Paul S. Shain	$25,500	$ 0	$ 0	$25,500

 *Trustee fees and expenses are allocated among the Funds in the Corporation.

Ownership of Board Members in Fund and Fund Complex

The following table sets forth the dollar range of shares of the Funds beneficially owned by each current director as of December 31, 2015, which is also the valuation date, using the following ranges: None; $1-$10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000.  Messrs. Venable and Burnett are newly nominated and have not previously served as directors of the Funds.  They do not own any shares of the Funds.

Name of Director or Nominee	Large Cap Fund	Common Stock Fund	International Fund	Aggregate Dollar Range of Shares in All Funds Overseen by Director in Family of Investment Companies

Interested Directors
John S. Brandser	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Patrick J. English	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Ted D. Kellner	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Non-Interested Directors
Barry K. Allen	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Robert C. Arzbaecher	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Gordon H. Gunnlaugsson	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Paul S. Shain	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Director Nomination Process.

General Nominating Policies, Procedures and Processes

The Board as a whole is responsible for identifying, evaluating and recommending nominees for director. However, the non-interested directors are responsible for selecting and nominating any non-interested directors. While the Board and the non-interested directors (with respect to selecting and nominating non-interested directors) do not have a formal process for identifying and evaluating director candidates, in identifying and evaluating nominees for director, the Board or the non-interested directors, as the case may be, seek to ensure:

•	that the Board possesses, in the aggregate, the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives; and
•	that the Board is comprised of directors who have broad and diverse backgrounds, as appropriate, possessing knowledge in areas that are of importance to the Funds.
The Board and the non-interested directors (with respect to selecting and nominating non-interested directors) look at each nominee on a case-by-case basis regardless of who recommends the nominee (the Board in its discretion may consider recommendations by shareholders) to determine whether the proposed candidate meets the minimum qualifications for eligibility and is otherwise suitable for further consideration. Although the Board does not have a specific policy regarding the consideration of diversity in identifying nominees for directors, the Board believes that a diversity of business and other experience benefits the Board. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. Further, in looking at the qualifications of each candidate to determine if their election would further the goals described above, the Board or the non-interested directors, as the case may be, may take into account all factors it considers appropriate, which may include the following specific qualities and skills:

•
Exhibit high standards of integrity, commitment and independent thought and judgment. Also be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director.

•	Have relevant experience with a range of skills that will allow the person to provide sound guidance with respect to the Funds’ operations and interests.
•	Have the ability to dedicate sufficient time, energy and attention to ensure the diligent pursuit of his or her duties, including attending meetings and reviewing all material in advance.
•
Have the ability to discuss major issues and come to a reasonable conclusion. The capability to understand, effectively discuss and make appropriate judgments with respect to issues of importance to the Funds. While being collegial, the candidate should have the ability to be direct and not afraid to disagree on important issues.

•	As advisable, possess experience in the review of financial statements and meet any independence requirements of applicable rules and regulations.
Process for Shareholder Director Nominees.  The Board and the non-interested directors (with respect to selecting and nominating non-interested directors) do not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. Because of the size of the Board and the historical small turnover of its members, the Board and the non-interested directors (with respect to selecting and nominating non-interested directors) addresses the need to retain members and fill vacancies after discussion among current members. Accordingly, the Board and the non-interested directors (with respect to selecting and nominating non-interested directors) have determined that it is appropriate not to have such a policy at this time.

While the Board and the non-interested directors (with respect to selecting and nominating non-interested directors) are not required to consider candidates recommended by the Funds’ shareholders for election as directors, the Board, in its discretion, may consider such recommendations. Any shareholder that wishes to nominate a director candidate should submit complete information as to the identity and qualifications of the director candidate. At a minimum, this information should include: (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds, or has held in the past five years, in public companies or investment companies; (d) any relationships of the nominee to the Funds, including share ownership; and (e) a description of all arrangements or understandings between such shareholder and each nominee and any other person pursuant to which the nomination is being made.

A shareholder recommendation for a director nominee should be delivered to the Corporation’s Secretary, at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

Independent Registered Public Accounting Firm. The audit committee and the full Board, including a majority of the non-interested directors, have selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to the Funds, and it is subject to annual appointment by the audit committee. PwC conducts an annual audit of the Funds’ financial statements.  Aggregate fees billed to the Funds for professional services rendered by PwC during the fiscal years ended September 30, 2014 and September 30, 2015 were as follows:

Type of Fee	2014	2015
Audit Fees	$72,000	$72,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

In the above table, “audit fees” are fees billed for professional services for the audit of the Funds’ annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements. “Audit-related fees” are fees billed for assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements. “Tax fees” are fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning. During the last two fiscal years, there were no non-audit services rendered by PwC to the Corporation or any entity controlling, controlled by or under common control with the Corporation that provides ongoing services to the Corporation. All of PwC’s hours spent on auditing the Funds’ financial statements were attributed to work performed by full-time permanent employees of PwC. Representatives of PwC are not expected to be present at the Meeting.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to Fiduciary Management that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The audit committee has adopted pre-approval policies and procedures that require it to pre-approve all audit and non-audit services performed for the Funds by its independent registered public accounting firm. The audit committee is also required to pre-approve certain non-audit services performed by the Funds’ independent registered public accounting firm on behalf of the adviser and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the Corporation. In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit services provided by PwC during fiscal years ended September 30, 2014 and September 30, 2015.

The Board recommends that the shareholders vote FOR each of the nominees.

OTHER MATTERS

The Board knows of no other matters that may come before the special meeting, other than the proposals as set forth above.  If any other matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Shares Outstanding.  As of the Record Date 39,008,608.1800 shares of the FMI Common Stock Fund were issued and outstanding and entitled to vote at the special meeting; 371,627,046.7890 shares of the FMI Large Cap Fund were issued and outstanding and entitled to vote at the special meeting; and 138,164,156.4490 shares of the FMI International Fund were issued and outstanding and entitled to vote at the special meeting.

Share Ownership Information.  As of the Record Date, the officers and directors of the Corporation, as a group, owned approximately 1.60% of the FMI Common Stock Fund’s outstanding shares, less than 1% of the FMI Large Cap Fund’s outstanding shares, and approximately 1.13% of the FMI International Fund’s outstanding shares.  Unless otherwise noted below, as of the Record Date, no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of the Fund’s outstanding shares, except:

FMI Common Stock Fund	Percent of Fund	Nature of Ownership

Charles Schwab & Co., Inc.	28.85%	Record
Reinvest Account
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

National Financial Services, LLC(1)	26.86%	Record
FBO The Exclusive Benefit of its Customers
499 Washington Boulevard, Floor 5
Jersey City, NJ 07310-2010

(1) 5.60% of the shares are held for the benefit of underlying accounts in FMI Common Stock Fund for which National Financial Services, LLC may have voting or investment power.

FMI Large Cap Fund	Percent of Fund	Nature of Ownership

Charles Schwab & Co., Inc.	41.28%	Record
Reinvest Account
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

National Financial Services, LLC(2)	27.29%	Record
FBO The Exclusive Benefit of its Customers
499 Washington Boulevard, Floor 5
Jersey City, NJ 07310-2010

Strafe & Co.	5.94%	Beneficial
FBO Customers
P.O. Box 6924
Newark, DE 19714-6924

UBS(3)	5.05%	Record
Omni Account M/F
1000 Harbor Boulevard, Floor 5
Weehawken, NJ 07086-6761

(2) 4.93% of the shares are held for the benefit of underlying accounts in FMI Large Cap Fund for which National Financial Services, LLC may have voting or investment power.
(3) 4.67% of the shares are held for the benefit of underlying accounts in FMI Large Cap Fund for which UBS may have voting or investment power.

FMI International Fund	Percent of Fund	Nature of Ownership

Charles Schwab & Co., Inc.	55.30%	Record
Reinvest Account
Attn: Mutual Funds
211 Main Street
San Francisco, CA 94105-1905

National Financial Services, LLC	23.34%	Record
FBO The Exclusive Benefit of its Customers
499 Washington Boulevard, Floor 5
Jersey City, NJ 07310-2010

Proxies.  Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy.  You can do this in one of three ways.  You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-800-581-3783; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card.  Your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted FOR each proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting.  Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person.

A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card.  If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof.  Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Quorum.  A quorum must be present at the meeting for the transaction of business.  A majority of the Fund’s shares outstanding and entitled to vote, represented in person or by proxy, constitutes a quorum at all meetings of shareholders.  Abstentions and broker non‑votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote), if any, will be treated as shares present for purposes of determining the quorum but do not represent votes cast for the proposal.  In the event that a quorum is not present at the meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to a later date to permit further solicitation of votes.  Any such adjournment will require the affirmative vote of a majority of shares voting on the adjournment.  A shareholder vote may be taken for a proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.  When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of the proposals in favor of adjournment and will vote all proxies required to be voted AGAINST the proposals against adjournment.

Required Vote.  Directors are elected by a plurality of votes cast by shares entitled to vote in the election, assuming a quorum is present.  This means that the seven nominees who receive the largest number of votes will be elected as directors.  In the election of directors, votes may be cast in favor or withheld.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

If sufficient votes are not obtained to approve all proposals, the Board will consider what further action to take, including adjourning the special meeting and making a reasonable effort to solicit support with respect to the proposals that have not received sufficient votes.  If, after additional proxy solicitation, a proposal is not approved, the Board will consider what other action is appropriate and in the best interests of shareholders.  For purposes of voting on a proposal to adjourn the meeting, abstentions and broker non-votes will have no effect on the vote.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Corporation primarily by mail.  The solicitation may also include telephone, facsimile, Internet or oral communication by certain officers or employees of the Corporation, the Funds or Fiduciary Management, who will not be paid for these services.  In addition, proxy solicitation may be conducted by AST Solutions, which will be paid approximately $20,963 and will be reimbursed for its related expenses.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction.

Fiduciary Management will bear the costs of the special meeting, including legal costs, printing and mailing costs and the costs of the solicitation of proxies.  Fiduciary Management will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Fund.  The Fund estimates that the total expenditures relating to the solicitation of proxies will be approximately $276,745.

Additional Information.  The following additional information about the Funds has been filed with the SEC and is incorporated by reference into this Proxy Statement:

•
Semi-Annual Reports to Shareholders of the Funds for the period ended March 31, 2016 and Annual Reports to Shareholders of the Funds for the fiscal year ended September 30, 2015, including the audited financial statements therein; and

•	Prospectus (as supplemented to date), Summary Prospectus and SAI for the Funds, each dated January 29, 2016.
You may obtain a free copy of these documents, request other information or make general inquiries about the Funds by calling the Corporation at 1-800-811-5311 (toll-free), by visiting http://www.fmifunds.com, or by writing to:

FMI Funds, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.

By Phone:	(202) 551-8090

By Mail:	Public Reference Room
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20002

By Email:	publicinfo@sec.gov

Householding.  The SEC has adopted rules that permit investment companies, such as the Corporation, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders.  If you participate in householding and unless the Funds have received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address.  If you need additional copies, do not want your mailings to be householded or would like your mailings householded in the future, please call 1-800-811-5311 or write to us at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202.  Copies of this Proxy Statement will be delivered to you promptly upon oral or written request.

Copies of the Funds’ most recent annual and semi-annual reports are available without charge upon request to the Funds at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, WI 53202, on the Funds’ website at www.fmifunds.com, or by calling USBFS, toll-free, at 1-800-811-5311.

FUTURE MEETINGS; AND SHAREHOLDER PROPOSALS

The Corporation is generally not required to hold annual meetings of shareholders and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the Investment Company Act of 1940 or the Corporation’s articles of incorporation and bylaws.  By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called, whether pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or otherwise, should send the proposal to the Secretary of the Corporation at the Corporation’s principal offices within a reasonable time before the solicitation of the proxies for such meeting.  Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law.

By Order of the Board of Directors,

/s/John S. Brandser
John S. Brandser
Secretary

Milwaukee, Wisconsin
July 11, 2016

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

SAMPLE BALLOT ONLY
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER SAMPLE BALLOT

FMI Common Stock Fund- FMIMX
A SERIES OF THE FMI FUNDS, INC.
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 18, 2016

The undersigned, revoking prior proxies, hereby appoints Ted D. Kellner, Patrick J. English and John S. Brandser, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of FMI Common Stock Fund (the “Fund”) to be held at the offices of FMI Funds, Inc. located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202 on August 18, 2016, at 10:00 a.m. Central Time, and at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 18, 2016:  The proxy statement for this meeting is available at:

http://www.fiduciarymgt.com/fmifunds/2016proxy_specialmeeting

FMI Common Stock Fund - FMIMX
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors.  Your signature(s) should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Directors.  The Nominees have been unanimously approved by the Board of Directors and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” all Nominees if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF DIRECTORS OF FMI FUNDS, INC. UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

	FOR	WITHHOLD

TO VOTE FOR ALL NOMINEES IN THE SAME MANNER, PLEASE USE THIS BOX	O	O

TO VOTE FOR EACH NOMINEE INDIVIDUALLY, PLEASE VOTE BELOW

	NOMINEE	FOR	WITHHOLD

1.	John S. Brandser	O	O

2.	Patrick J. English	O	O

3.	Ted D. Kellner	O	O

4.	Barry K. Allen	O	O

5.	Robert C. Arzbaecher	O	O

6.	Gordon H. Gunnlaugsson	O	O

7.	Paul S. Shain	O	O

8.	Robert J. Venable	O	O

9.	Lawrence J. Burnett	O	O

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

SAMPLE BALLOT ONLY
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER SAMPLE BALLOT

FMI Large Cap Fund FMIHX
A SERIES OF THE FMI FUNDS, INC.
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 18, 2016

The undersigned, revoking prior proxies, hereby appoints Ted D. Kellner, Patrick J. English and John S. Brandser, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of FMI Large Cap Fund (the “Fund”) to be held at the offices of FMI Funds, Inc. located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202 on August 18, 2016, at 10:00 a.m. Central Time, and at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 18, 2016:  The proxy statement for this meeting is available at:

http://www.fiduciarymgt.com/fmifunds/2016proxy_specialmeeting

FMI Large Cap Fund FMIHX
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors.  Your signature(s) should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Directors.  The Nominees have been unanimously approved by the Board of Directors and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” all Nominees if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF DIRECTORS OF FMI FUNDS, INC. UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

	FOR	WITHHOLD

TO VOTE FOR ALL NOMINEES IN THE SAME MANNER, PLEASE USE THIS BOX	O	O

TO VOTE FOR EACH NOMINEE INDIVIDUALLY, PLEASE VOTE BELOW

	NOMINEE	FOR	WITHHOLD

1.	John S. Brandser	O	O

2.	Patrick J. English	O	O

3.	Ted D. Kellner	O	O

4.	Barry K. Allen	O	O

5.	Robert C. Arzbaecher	O	O

6.	Gordon H. Gunnlaugsson	O	O

7.	Paul S. Shain	O	O

8.	Robert J. Venable	O	O

9.	Lawrence J. Burnett	O	O

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

SAMPLE BALLOT ONLY
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER SAMPLE BALLOT

FMI International Fund FMIJX
A SERIES OF THE FMI FUNDS, INC.
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 18, 2016

The undersigned, revoking prior proxies, hereby appoints Ted D. Kellner, Patrick J. English and John S. Brandser, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of FMI International Fund (the “Fund”) to be held at the offices of FMI Funds, Inc. located at 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202 on August 18, 2016, at 10:00 a.m. Central Time, and at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 18, 2016:  The proxy statement for this meeting is available at:

http://www.fiduciarymgt.com/fmifunds/2016proxy_specialmeeting

FMI International Fund (FMIJX)
PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors.  Your signature(s) should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Directors.  The Nominees have been unanimously approved by the Board of Directors and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” all Nominees if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF DIRECTORS OF FMI FUNDS, INC. UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

	FOR	WITHHOLD

TO VOTE FOR ALL NOMINEES IN THE SAME MANNER, PLEASE USE THIS BOX	O	O

TO VOTE FOR EACH NOMINEE INDIVIDUALLY, PLEASE VOTE BELOW

	NOMINEE	FOR	WITHHOLD

1.	John S. Brandser	O	O

2.	Patrick J. English	O	O

3.	Ted D. Kellner	O	O

4.	Barry K. Allen	O	O

5.	Robert C. Arzbaecher	O	O

6.	Gordon H. Gunnlaugsson	O	O

7.	Paul S. Shain	O	O

8.	Robert J. Venable	O	O

9.	Lawrence J. Burnett	O	O